Federated Hermes Floating Rate Strategic Income Fund
A Portfolio of Federated Hermes Income Securities Trust
CLASS A SHARES (TICKER FRSAX)
INSTITUTIONAL SHARES (TICKER FFRSX)
CLASS R6 SHARES (TICKER FFRLX)
CLASS A1 SHARES (TICKER FFRFX)

SUPPLEMENT TO SUMMARY PROSPECTUSES DATED MAY 31, 2023
Effective September 6, 2023, Steven J. Wagner no longer serves as a portfolio manager of the Fund and the Bank Loan Affiliated Fund. Accordingly, please remove all references to Mr. Wagner. The other members of the management team will continue to manage the Fund.
1. Effective September 6, 2023, Liam O’Connell will also serve as portfolio manager of the Fund. Accordingly, please add the following under “Fund Summary Information” in the sub-section entitled “Fund Management”:
“Liam O’Connell, CFA, Portfolio Manager, has been the Fund’s portfolio manager since September of 2023.”
September 6, 2023

Federated Hermes Floating Rate Strategic Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-756
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456221 (9/23)
© 2023 Federated Hermes, Inc.